UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Amendment No. 1

Filed by the Registrant ☒	Filed by a Party other than the Registrant 

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NATURAL ALTERNATIVES INTERNATIONAL, INC.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, December 6, 2019
Time:	11:00 a.m., Pacific time
Place:	Natural Alternatives International, Inc. 1215 Park Center Drive Vista CA 92081

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Natural Alternatives International, Inc. to consider and act upon the following matters:

1.	To elect two Class II directors to serve until the next meeting of stockholders held to elect Class II directors and until their respective successors are elected and qualified;

2.	To elect one Class III director to serve until the next meeting of stockholders held to elect Class III directors and until their respective successors are elected and qualified;

3.	To approve the proposed 2019 Omnibus Incentive Plan;

4.	To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020;

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;

6.	To approve on an advisory basis, how frequently stockholders will vote on our executive compensation; and

7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on October 25, 2019, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 6, 2019: Our proxy statement, this Supplement, and our annual report to stockholders are available on-line at http://www.nai-online.com/our-company/investors/.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, by Internet, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Voting your shares by telephone or by Internet will further help us reduce the costs of solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so. Please see “What is the effect of not casting my vote?” under “Voting Information” in the accompanying proxy statement.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, please bring a photo ID. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a recent brokerage statement, proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

By Order of the Board of Directors

Mark A. LeDoux
Chairman of the Board and Chief Executive Officer

1535 Faraday Avenue

Carlsbad, California 92008

(760) 744-7340

October 24, 2019

NATURAL ALTERNATIVES INTERNATIONAL, INC.

1535 Faraday Avenue

Carlsbad, California 92008

SUPPLEMENT TO PROXY STATEMENT

This Supplement to Proxy Statement (this “Supplement”) is being furnished to the holders of common stock of Natural Alternatives International, Inc. (“NAI” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of NAI for the Annual Meeting of Stockholders of NAI (the “Meeting”) to be held at Natural Alternatives International, Inc., 1215 Park Center Drive, Vista CA 92081, on Friday December 6, 2019 at 11:00 a.m. local time, and at any adjournments and postponements thereof. This Supplement and the related amended proxy card are being mailed on or about November 4, 2019, to holders of record of NAI’s common stock on October 25, 2019, the record date for the Meeting.

On October 28, 2019, we filed our proxy statement (the “Proxy Statement”) relating to the Meeting with the Securities and Exchange Commission (the “SEC”) but had not yet made available to our stockholders the Proxy Statement and related proxy materials. Subsequent to that date, we determined that we had inadvertently omitted a required proposal to stockholders regarding the frequency of future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding the required non-binding proposal on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years or every three years (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our stockholders of record as of the close of business on October 25, 2019, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplements and amends the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated October 25, 2019, filed with the SEC. This Supplement does not provide all of the information that is important to your decision at the Meeting. Additional information is included in the Proxy Statement. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving the amended proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Item 4. Stockholders of record may vote on all six proposals by submitting the amended proxy card enclosed with this Supplement. If you return an executed proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of director nominees set forth in the Proxy Statement, FOR the approval of Proposals 3, 4 and 5, and “3 YEARs” on Proposal 6.

Except for the addition of new Item 6, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Proposal 6 — Frequency of Advisory Votes On Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing a shareholder advisory vote to approve the compensation of our Named Executive Officers (the “say-on-pay” advisory vote in Proposal 5 of the Proxy Statement) this year, and we will do so at least once every three years. Pursuant to Section 14A of the Exchange Act, at the 2019 Annual Meeting we are also asking stockholders to vote on a Say-On-Frequency Proposal regarding whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation be conducted every three years. Although the Board of Directors recommends a “say-on-pay” vote every three years, stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

Although the vote on this Say-On-Frequency Proposal is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future say-on-pay stockholder advisory votes.

The Board of Directors unanimously recommends that you vote “FOR” the Three Year frequency option. Unless otherwise instructed, validly executed proxies will be voted “FOR” the Three Year frequency option.

Vote Required on Proposal 6

In voting on the advisory, non-binding vote on how frequently a stockholder vote on executive compensation matters should be held, you may vote in favor of holding such a vote once every year, once every two years or once every three years, or you may abstain from voting. Even though this vote will not be binding on the Board of Directors, and it will not create or imply any change in the fiduciary duties of or impose any additional fiduciary duty on the Board of Directors, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on our executive compensation will be included in our proxy statements. In counting votes on the advisory, non-binding proposal on how frequently to hold a stockholder vote on our executive compensation, abstentions and broker non-votes will have no effect on the outcome of the vote.

If the amended proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Meeting in accordance with the stockholder’s instructions indicated on the proxy. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	for each of the nominees for director;

•	for approval of the 2019 Omnibus Incentive Plan;

•	for ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm;

•	for approval of the advisory, non-binding proposal to approve the executive compensation described in this proxy statement; and

•	for holding advisory, non-binding votes on our executive compensation every three years.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, vote on a later date by telephone or the Internet or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you are the beneficial owner of shares held in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the amended proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

Please note that only one Proxy Statement, Supplement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of the Proxy Statement, this Supplement and annual report, or for instructions as to how to request a separate copy of the Proxy Statement, this document and the annual report or as to how to request a single copy if multiple copies of the Proxy Statement, this document and the annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 1535 Faraday Avenue, Carlsbad, California 92008. Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

NATURAL ALTERNATIVES INTERNATIONAL, INC.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. Eastern Time, on December 5, 2019.

Online
Go to **www.investorvote.com/NAII**
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/NAII

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2019 Annual Meeting Amended Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 3 – 5 and 3 YEARS for Proposal 6.

	For	Withhold		For	Withhold
01 - Alan G. Dunn (Class II)	☐	☐	02 - Lee G. Weldon (Class II)	☐	☐

	For	Withhold
01 - Laura Kay Matherly (Class III)	☐	☐

	1 Year	2 Years	3 Years	Abstain
6. An advisory, non-binding vote regarding the frequency of voting on our executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

035206

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of Natural Alternatives International, Inc. Stockholders

December 6, 2019, 11:00am PT
Natural Alternatives International, Inc., Manufacturing Facility
1215 Park Center Drive, Vista, California 92081.

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: https://www.nai-online.com/our-company/investors/

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NAII

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NATURAL ALTERNATIVES INTERNATIONAL, INC.

Notice of 2019 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — December 6, 2019

Mark A. LeDoux and Kenneth E. Wolf, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Natural Alternatives International, Inc., to be held on December 6, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 3-5 and 3 YEARS for item 6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.